Tompkins Financial Corporation 8-K
EXHIBIT 99.2

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday, January 25, 2012

Tompkins Financial Corporation Reports Increase in Fourth Quarter Earnings and Record 2011 Earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE Amex)

Tompkins Financial Corporation reported net income of $9.4 million for the fourth quarter of 2011, an increase of 5.6% over the $8.9 million reported for the same period in 2010.  Diluted earnings per share were $0.84 for the fourth quarter of 2011, a 3.7% increase over the $0.81 reported for the fourth quarter of 2010.

For the twelve months ended December 31, 2011, net income was $35.4 million, an increase of 4.7% over net income of $33.8 million for the same period in 2010.  Full year 2011 diluted earnings per share totaled $3.20, an increase of 2.9% over the $3.11 reported for 2010.

Stephen S. Romaine, President and CEO stated, “2011 was a strong year for our Company with net income and total assets at record levels.  In an economic environment that continued to be challenging, we were able to grow both loans and deposits in 2011.  We are also pleased with the favorable trends that we are seeing in asset quality measures, with classified loans down from prior quarter and year end 2010.”

Selected highlights for the fourth quarter and year-to-date period included:

▪	Return on average equity was 12.02% in 2011, which ranks in the top 15% of our most recent peer group average as published by the Federal Reserve1.

▪	Total loans were $2.0 billion at December 31, 2011, up $71.5 million or 3.7% from December 31, 2010.

▪
Total deposits were $2.7 billion at December 31, 2011, up 6.6% from the same period in 2010.  Noninterest-bearing deposits totaled $616.4 million at December 31, 2011, an increase of 17.8% over the same period in 2010.

▪
Total revenue was $39.2 million for the fourth quarter of 2011 and $159.4 million for the twelve months ended December 31, 2011, down 2.4% and up 0.9%, respectively, compared to the same periods in 2010.

▪
The net interest margin for the fourth quarter of 2011 was 3.62%, compared to 3.71% for the third quarter of 2011, and 3.75% for the fourth quarter of 2010.  For the year to date, net interest margin was 3.72% in 2011, compared to 3.86% for 2010.  Despite the decline in net interest margin over the past 12 months, net interest income of $28.0 million for the fourth quarter of 2011 and $111.4 million for the full year of 2011 were comparable to the same periods in 2010. Growth in interest earning assets, primarily in the securities portfolio, helped mitigate the earnings impact of the decline in margin.

▪
Noninterest income was down 8.8% for the quarter and up 4.0% for the full year 2011 compared to the same periods in 2010.  Card services income and insurance commissions and fees were up from the prior year for both the quarter and year to date periods.  Investment services income was down 10.3% for the quarter and was flat for the twelve months ended December 31, 2011, when compared to the same periods in 2010.  Other income was down $958,000 or 39.2% for the quarter and up $374,000 or 5.9% for the twelve months ended December 31, 2011 compared to the same periods in 2010.  Contributing to the decrease from prior quarter were lower loan fees and lower gains on the sale of residential mortgage loans.

▪
Noninterest expense for the fourth quarter of 2011 was $24.2 million, down 3.9% compared to the same period prior year. Noninterest expense for the year-to-date period was $98.6 million, comparable to the twelve months ended December 31, 2010.  A reduction in FDIC insurance costs contributed to the decrease in noninterest expense for both the fourth quarter and full year.

▪
Provision for loan and lease losses was $1.2 million for the fourth quarter of 2011, down from $4.9 million in the third quarter of 2011, and $1.4 million in the fourth quarter of 2010.  For the full year, provision for loan and lease losses was $8.9 million, up from $8.5 million in 2010.  The third quarter provision was largely the result of an increase in loan charge-offs during the period, which included a single credit that represented 91.7% of the $5.5 million in gross charge offs during the third quarter.

▪
Nonperforming assets were generally flat when compared to the most recent two quarters, and are down 8.2% when compared to the same quarter last year.  The ratio of nonperforming assets to total assets of 1.26% at December 31, 2011, has improved for five consecutive quarters and remains well below the most recent peer averages of 3.10% published as of September 30, 2011, by the Federal Reserve1.  The Company continues to receive regular payments on over 64% of loan balances that we categorize as nonperforming.

▪
The Company’s allowance for loan and lease losses totaled $27.6 million at December 31, 2011, which represented 1.39% of total loans, compared to $27.8 million and 1.46% at December 31, 2010.  The allowance for loan and lease losses covered 66.65% of nonperforming loans as of December 31, 2011, reflecting improvement from 61.46% at December 31, 2010.

▪
Capital levels continued to improve during the quarter and ratios remain well above the regulatory well capitalized minimums.  Tier 1 capital as a percentage of average assets was 8.51%; and the ratio of total capital to risk-weighted assets was 14.17%.

Mr. Romaine, added, “Although the interest rate and economic environment will remain a challenge for our business, our strong balance sheet and earnings performance, along with a dedicated and professional team of employees, continues to position us well to take advantage of new growth opportunities.”

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company's three community banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank, insurance through Tompkins Insurance Agencies, Inc. and wealth management through Tompkins Financial Advisors.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

1 Federal Reserve peer ratio as of September 30, 2011, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	12/31/2011	12/31/2010

Cash and noninterest bearing balances due from banks	$47,297	$47,339
Interest bearing balances due from banks	2,170	2,226
Money market funds	100	100
Cash and Cash Equivalents	49,567	49,665

Trading securities, at fair value	19,598	22,837
Available-for-sale securities, at fair value	1,143,546	1,039,608
Held-to-maturity securities, fair value of $27,255 at December 31, 2011, and $56,064
at December 31, 2010	26,673	54,973
Loans and leases, net of unearned income and deferred costs and fees	1,981,849	1,910,358
Less: Allowance for loan and lease losses	27,593	27,832
Net Loans and Leases	1,954,256	1,882,526

Federal Home Loan Bank stock and Federal Reserve Bank stock	19,070	21,985
Bank premises and equipment, net	44,712	46,103
Corporate owned life insurance	43,044	40,024
Goodwill	43,898	41,649
Other intangible assets, net	4,096	4,207
Accrued interest and other assets	51,788	56,766
Total Assets	$3,400,248	$3,260,343

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	1,356,870	1,230,815
Time	687,321	741,829
Noninterest bearing	616,373	523,229
Total Deposits	2,660,564	2,495,873

Federal funds purchased and securities sold under agreements to repurchase	169,090	183,609
Other borrowings, including certain amounts at fair value of $12,093 at December 31, 2011
and $11,629 at December 31, 2010	186,075	244,193
Trust preferred debentures	25,065	25,060
Other liabilities	60,311	38,200
Total Liabilities	$3,101,105	$2,986,935

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
11,159,466 at December 31, 2011; and 10,934,385 at December 31, 2010	1,116	1,093
Additional paid-in capital	206,395	198,114
Retained earnings	96,445	76,446
Accumulated other comprehensive loss	(3,677)	(1,260)
Treasury stock, at cost – 95,105 shares at December 31, 2011, and 92,025 shares
at December 31, 2010	(2,588)	(2,437)

Total Tompkins Financial Corporation Shareholders’ Equity	297,691	271,956
Noncontrolling interests	1,452	1,452
Total Equity	$299,143	$273,408
Total Liabilities and Equity	$3,400,248	$3,260,343

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Twelve Months Ended
(In thousands, except per share data) (Unaudited)	12/31/2011	12/31/2010	12/31/2011	12/31/2010
INTEREST AND DIVIDEND INCOME
Loans	$26,280	$26,314	$103,998	$106,357
Due from banks	1	4	12	31
Federal funds sold	2	2	7	17
Trading securities	205	242	873	1,084
Available-for-sale securities	6,996	7,980	30,103	33,989
Held-to-maturity securities	240	375	1,185	1,535
Federal Home Loan Bank stock and Federal Reserve Bank stock	189	317	910	1,049
Total Interest and Dividend Income	33,913	35,234	137,088	144,062
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	758	938	3,292	4,297
Other deposits	2,156	2,873	9,795	13,380
Federal funds purchased and securities sold under agreements to repurchase	1,129	1,349	4,872	5,418
Trust preferred debentures	382	371	1,580	1,581
Other borrowings	1,489	1,842	6,143	7,611
Total Interest Expense	5,914	7,373	25,682	32,287
Net Interest Income	27,999	27,861	111,406	111,775
Less: Provision for loan and lease losses	1,160	1,433	8,945	8,507
Net Interest Income After Provision for Loan and Lease Losses	26,839	26,428	102,461	103,268
NONINTEREST INCOME
Investment services income	3,196	3,564	14,287	14,329
Insurance commissions and fees	3,136	3,016	13,542	12,738
Service charges on deposit accounts	2,235	1,952	8,491	8,554
Card services income	1,275	1,138	5,060	4,285
Mark-to-market (loss) gain on trading securities	(108)	(339)	62	219
Mark-to-market gain (loss) on liabilities held at fair value	25	500	(464)	(441)
Other income	1,488	2,446	6,705	6,331
Net other-than-temporary impairment losses	(65)	0	(65)	(34)
Net gain on securities transactions	15	4	396	178
Total Noninterest Income	11,197	12,281	48,014	46,159
NONINTEREST EXPENSES
Salaries and wages	10,914	10,911	44,140	42,530
Pension and other employee benefits	3,213	3,554	14,275	14,523
Net occupancy expense of premises	1,796	1,735	7,117	7,161
Furniture and fixture expense	1,138	1,109	4,463	4,421
FDIC insurance	471	1,022	2,527	3,768
Amortization of intangible assets	136	175	589	762
Other operating expense	6,532	6,677	25,441	25,880
Total Noninterest Expenses	24,200	25,183	98,552	99,045
Income Before Income Tax Expense	13,836	13,526	51,923	50,382
Income Tax Expense	4,417	4,602	16,373	16,420
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	9,419	8,924	35,550	33,962
Less: Net income attributable to noncontrolling interests	32	32	131	131
Net Income Attributable to Tompkins Financial Corporation	$9,387	$8,892	$35,419	$33,831
Basic Earnings Per Share	$0.84	$0.82	$3.21	$3.13
Diluted Earnings Per Share	$0.84	$0.81	$3.20	$3.11

See accompanying notes to unaudited condensed consolidated financial statements.

Average Consolidated Balance Sheet and Net Interest Analysis
	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	December 31, 2011			December 31, 2011			December 31, 2010
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$20,815	$1	0.04%	$12,717	$12	0.09%	$25,189	$31	0.12%
Money market funds	100	—	0.00%	100	—	0.00%	100	—	0.00%
Securities (1)
U.S. Government securities	1,011,681	6,386	2.50%	969,303	27,504	2.84%	857,724	30,964	3.61%
Trading securities	20,110	205	4.04%	21,262	873	4.11%	27,389	1,085	3.96%
State and municipal (2)	82,632	1,156	5.55%	95,039	5,143	5.41%	107,376	6,059	5.64%
Other securities (2)	12,790	146	4.53%	13,971	648	4.64%	17,465	849	4.86%
Total securities	1,127,213	7,893	2.78%	1,099,575	34,168	3.11%	1,009,954	38,957	3.86%
Federal Funds Sold	4,646	2	0.09%	5,837	7	0.12%	9,233	17	0.18%
FHLBNY and FRB stock	17,068	189	4.44%	17,992	910	5.06%	19,597	1,049	5.35%
Loans, net of unearned income (3)
Real estate	1,423,532	18,861	5.26%	1,395,533	74,598	5.35%	1,345,540	75,610	5.62%
Commercial loans (2)	465,471	6,352	5.41%	457,120	24,792	5.42%	461,339	24,730	5.36%
Consumer loans	65,749	1,118	6.74%	68,364	4,712	6.89%	80,412	5,619	6.99%
Direct lease financing	6,457	94	5.77%	7,523	446	5.93%	10,692	643	6.01%
Total loans, net of unearned income	1,961,209	26,425	5.34%	1,928,540	104,548	5.42%	1,897,983	106,602	5.62%
Total interest-earning assets	3,131,051	34,511	4.37%	3,064,761	139,645	4.56%	2,962,056	146,656	4.95%

Other assets	237,084			230,221			229,784

Total assets	3,368,135			3,294,982			3,191,840

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	1,400,283	1,047	0.30%	1,350,659	4,741	0.35%	1,226,852	5,994	0.49%
Time deposits > $100,000	309,773	758	0.97%	313,881	3,292	1.05%	327,626	4,297	1.31%
Time deposits < $100,000	388,100	1,109	1.13%	401,902	5,033	1.25%	432,804	6,984	1.61%
Brokered time deposits < $100,000	13	0	0.00%	1,731	21	1.21%	24,886	402	1.62%
Total interest-bearing deposits	2,098,169	2,914	0.55%	2,068,173	13,087	0.63%	2,012,168	17,677	0.88%
Federal funds purchased & securities sold under
agreements to repurchase	170,358	1,129	2.63%	173,692	4,872	2.80%	185,563	5,418	2.92%
Other borrowings	141,735	1,489	4.17%	155,650	6,143	3.95%	193,296	7,611	3.94%
Trust preferred debentures	25,064	383	6.06%	25,062	1,580	6.30%	25,058	1,581	6.31%
Total interest-bearing liabilities	2,435,326	5,915	0.96%	2,422,577	25,682	1.06%	2,416,085	32,287	1.34%

Noninterest bearing deposits	584,514			539,917			468,219
Accrued expenses and other liabilities	40,756			37,868			41,593
Total liabilities	3,060,596			3,000,362			2,925,897

Tompkins Financial Corporation Shareholders’ equity	305,996			292,845			264,431
Noncontrolling interest	1,543			1,775			1,512
Total equity	307,539			294,620			265,943

Total liabilities and equity	$3,368,135			$3,294,982			$3,191,840
Interest rate spread			3.41%			3.50%			3.61%
Net interest income/margin on earning assets		28,596	3.62%		113,963	3.72%		114,369	3.86%

Tax Equivalent Adjustment		(597)			(2,557)			(2,594)

Net interest income per consolidated financial statements		$27,999			$111,406			$111,775

(1) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(2) Interest income includes the tax effects of taxable-equivalent adjustments using a combined New York State and Federal effective income tax rate of 40% to increase tax exempt interest income to taxable-equivalent basis.
(3) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10	Dec-11

Period End Balance Sheet
Securities	$1,189,817	$1,130,769	$1,138,563	$1,121,443	$1,117,418	$1,189,817
Loans and leases, net of unearned income and deferred costs and fees	1,981,849	1,951,598	1,920,716	1,914,344	1,910,358	1,981,849
Allowance for loan and lease losses	27,593	27,878	28,361	28,035	27,832	27,593
Total assets	3,400,248	3,359,017	3,287,598	3,278,894	3,260,343	3,400,248

Total deposits	2,660,564	2,675,674	2,572,008	2,612,517	2,495,873	2,660,564
Federal funds purchased and securities sold under agreements to repurchase	169,090	171,943	178,545	182,009	183,609	169,090
Other borrowings	186,075	138,001	172,643	140,353	244,193	186,075
Trust preferred debentures	25,065	25,063	25,062	25,061	25,060	25,065
Shareholders' equity	299,143	309,335	300,060	282,237	273,408	299,143

Average Balance Sheet
Average earning assets	$3,131,051	$3,050,346	$3,047,494	$3,029,188	$3,010,361	$3,064,761
Average assets	3,368,135	3,286,159	3,271,895	3,252,549	3,243,822	3,294,982
Average interest-bearing liabilities	2,435,326	2,391,576	2,432,556	2,431,145	2,424,998	2,422,577
Average equity	307,539	303,861	288,341	277,283	280,051	294,620

Share data
Weighted average shares outstanding (basic)	11,074,330	11,049,831	10,974,615	10,905,197	10,888,138	11,002,106
Weighted average shares outstanding (diluted)	11,104,623	11,124,331	11,016,515	10,955,430	10,936,042	11,035,384
Period-end shares outstanding	11,123,556	11,122,886	11,051,894	10,952,410	10,898,475	11,123,556
Book value per share	26.89	27.81	27.15	25.77	25.09	26.89

Income Statement
Net interest income	$27,999	$27,913	$27,952	$27,542	$27,861	$111,406
Provision for loan/lease losses	1,160	4,870	1,005	1,910	1,433	8,945
Noninterest income	11,197	12,312	12,013	12,492	12,281	48,014
Noninterest expense	24,200	23,973	25,163	25,216	25,183	98,552
Income tax expense	4,417	3,490	4,364	4,102	4,602	16,373
Net income attributable to Tompkins Financial Corporation	9,387	7,859	9,400	8,773	8,892	35,419
Noncontrolling interests	32	33	33	33	32	131
Basic earnings per share	$0.84	$0.71	$0.86	$0.80	$0.82	$3.21
Diluted earnings per share	$0.84	$0.71	$0.85	$0.80	$0.81	$3.20

Asset Quality
Net charge-offs	1,445	5,353	679	1,707	2,285	9,184
Nonaccrual loans and leases	39,588	40,419	38,457	39,902	41,501	39,588
Loans and leases 90 days past due and accruing	1,380	379	2,512	1,266	1,217	1,380
Troubled debt restructurings not included above	428	441	0	2,411	2,564	428
Total nonperforming loans and leases	41,396	41,239	40,969	43,579	45,282	41,396
OREO	1,334	1,632	1,742	2,270	1,255	1,334
Nonperforming assets	42,730	42,871	42,711	45,849	46,537	42,730
Loan Classifications
Special Mention	52,156	66,697	80,470	70,765	80,920	52,156
Substandard	72,920	73,313	80,003	85,973	91,645	72,920
Doubtful	1,494	509	2,450	2,468	0	1,494

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10	Dec-11
Net loan and lease losses/ average loans
and leases *	0.29%	1.10%	0.14%	0.36%	0.48%	0.48%
Nonperforming loans and leases/loans and leases	2.09%	2.11%	2.13%	2.28%	2.37%	2.09%
Nonperforming assets/assets	1.26%	1.28%	1.30%	1.40%	1.43%	1.26%
Allowance/nonperforming loans and leases	66.65%	67.60%	69.23%	64.33%	61.46%	66.65%
Allowance/loans and leases	1.39%	1.43%	1.48%	1.46%	1.46%	1.39%

Capital Adequacy (period-end)
Tier I capital / average assets	8.51%	8.55%	8.39%	8.22%	8.02%	8.51%
Total capital / risk-weighted assets	14.17%	14.11%	13.98%	13.66%	13.42%	14.17%

Profitability
Return on average assets *	1.11%	0.95%	1.15%	1.09%	1.09%	1.07%
Return on average equity *	12.07%	10.29%	13.08%	12.83%	12.60%	12.02%
Net interest margin (TE) *	3.62%	3.71%	3.77%	3.78%	3.75%	3.72%
* Quarterly ratios have been annualized